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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                January 20, 2005


                      Advanced Technology Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23761                                          13-4000208
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                   211 Madison Avenue #28B New York, NY 10016
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 532-2736
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              (Registrant's Telephone Number, Including Area Code)

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         (Former name or former address, if changed since last report.)


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ITEM 8.01 OTHER EVENTS

LTDnetwork, Inc. ("LTDN"), a subsidiary of Advanced Technology Industries, Inc. ("ATI"), recently signed licensing agreements with Digital Hardcore Recordings Ltd. ("Digital Hardcore") Geist Ltd. ("Geist") and Cooking Vinyl Limited ("Cooking Vinyl"), that provide for such record company's libraries of music files to be available for download on LTDN's Qtrax service. Each of Digital Hardcore, Geist and Cooking Vinyl are members of the Association of Independent Music, a United Kingdom trade association of independent record companies. ATI believes that such licensing agreements, combined with the previously disclosed licensing agreement with V2 Records, Inc., one of the United Kingdom's largest independent record labels and a member of the Virgin group of companies, evidence a growing base of acceptance among record companies for the Qtrax model. LTDN is currently in negotiations with a number of other record companies with respect to licensing agreements in connection with the Qtrax service, although no assurance can be given that LTDN will reach any agreement with any such record companies.

ATI believes that Qtrax, a unique music file sharing technology based Internet service, will be the first music file sharing application that provides consumers the ability, at no charge, to download music files from the Gnutella peer to peer network with the permission of the record companies that own the rights to such music to the extent that such record companies have executed licensing agreements with LTDN. This revolutionary free service will allow a consumer to play the music files only on the computer such consumer uses to download such music files. QTrax will also operate as an online music store where a consumer can purchase music files as a permanent download so that the consumer can play such music files on any device that plays MP3 files. Through the integration of LTDN's innovative Xpeer software application as part of the Qtrax service, LTDN will be able to offer online e-tailers, advertising, media and marketing companies the ability to provide highly targeted advertising, promotional and other marketing information to consumers who may have a strong interest in such advertisers' products. For example, if a consumer downloads music files of a particular artist, Xpeer will display books, music and other products that feature such artist.

 It is currently anticipated that the Qtrax service will officially be launched during early February 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED TECHNOLOGY INDUSTRIES, INC.
                                        (Registrant)


Dated: January 20, 2005                 By: /s/ Allan Klepfisz
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                                            President and CEO